FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT

This First Amendment to Stock Purchase Agreement (this “Amendment”) is made as of July 14, 2014 by and among Adaptive Medias, Inc., a Nevada corporation (“Pubco”), OneScreen, Inc., a Delaware corporation (“OneScreen”), Media Graph, Inc., a Nevada corporation (the “Company”), and the shareholders of the Company as set forth on Exhibit A of the Stock Purchase Agreement (the “Selling Shareholders”). Unless otherwise indicated herein, capitalized terms used in this Amendment without definition shall have the respective meanings specified in the Stock Purchase Agreement.

WHEREAS Pubco, OneScreen, and the Company desire to amend the Stock Purchase Agreement dated June 30, 2014 as provided below.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

SECTION 1.   Amendments to Stock Purchase Agreement.

The Preamble to the Stock Purchase Agreement is hereby amended such that the Stock Purchase Agreement is made as of July 15, 2014.

Section 5.04(a) of the Stock Purchase Agreement is hereby amended and restated in its entirety as follows:

“Lock-Up Period. Subject to the Lock-Up and Leak-Out Agreement, a form of which is attached hereto as Exhibit B, (the “Lock-Up Agreement”), and entered into by each of the Selling Shareholders listed on Exhibit A to the Lock-Up Agreement (the “Restricted Selling Shareholders”), shall not sell, convey, assign, or transfer their respective shares of Consideration Stock for a period of twelve (12) months subsequent to the Closing Date (the “Lock-Up Period”). However, only 80% of each Restricted Selling Shareholder’s shares of Consideration Stock shall be subject to the Lock-Up Period.”

Section 5.04(b) of the Stock Purchase Agreement is hereby amended and restated to replace every instance of the previously defined term “Selling Shareholder(s)” with the newly defined term “Restricted Selling Shareholder(s)”.

SECTION 2. Effects of Amendment. As of and after the date hereof, each reference in the Stock Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby,” or words of like import referring to the Stock Purchase Agreement shall mean and be a reference to the Stock Purchase Agreement as amended by this Amendment. Except as specifically amended by this Amendment, each term, provision and condition of the Stock Purchase Agreement survives, remains and shall continue in full force and effect.

The Signature Page of the Stock Purchase Agreement is hereby amended to insert the signature of Norman Brodeur, President of the Company, who is authorized by written consent of the shareholders representing greater than a majority of the issued and outstanding shares of the Company to execute the Stock Purchase Agreement on behalf of the Selling Shareholders. An amended and re-executed Signature Page is attached as Exhibit A hereto.

SECTION 3.    Miscellaneous

3.1    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without regard to its conflicts of law principles and the federal law of the United States of America.

3.2    Counterparts. This Amendment may be executed in two or more counterparts by manual or facsimile signature, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

IN WITNESS WHEREOF, the undersigned have caused their duly authorized officers to execute this Amendment as of the date first above written.

Pubco:

Adaptive Medias, Inc.

By:	/s/ Qayed Shareef
Qayed Shareef
Chief Executive Officer

OneScreen:

OneScreen, Inc.

By:	/s/ Norman Brodeur
Norman Brodeur
Chief Executive Officer

Company:

Media Graph, Inc.

By:	/s/ Norman Brodeur
Norman Brodeur
Chief Executive Officer

Selling Shareholders:

By:	/s/ Norman Brodeur
Norman Brodeur,
President of Media Graph, Inc.

EXHIBIT A

AMENDED AND RESTATED SIGNATURE PAGE

TO THE STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused their duly authorized officers to execute this Agreement as of the date first above written.

Pubco:

Adaptive Medias, Inc.

By:	/s/ Qayed Shareef
Qayed Shareef
Chief Executive Officer

OneScreen:

OneScreen, Inc.

By:	/s/ Norman Brodeur
Norman Brodeur
Chief Executive Officer

Company:

Media Graph, Inc.

By:	/s/ Norman Brodeur
Norman Brodeur
Chief Executive Officer

Selling Shareholders:

By:	/s/ Norman Brodeur
Norman Brodeur,
President of Media Graph, Inc.